REGISTRATION RIGHTS AGREEMENT


     This Registration Rights Agreement is dated as of February 5, 1996 by and among RCM Technologies, Inc., a Nevada corporation (the "Company") and Limeport Investments, L.L.C., a Delaware limited liability company (the "Holder").

                              W I T N E S S E T H:


     WHEREAS, the Company and Holder are parties to a Subscription Agreement dated January 12, 1996 (the "Subscription Agreement") pursuant to which Holder acquired 1,383,125 shares of the Company's Common Stock (the "Subscription Shares");

     WHEREAS, the parties hereto desire to set forth their agreement concerning the registration of the Company's common stock under the Securities Act of 1933, as amended.

         NOW, THEREFORE, the parties hereto agree as follows:

                                    AGREEMENT

         1.       Definitions.

     (a) "Closing" shall mean that date upon which a closing of the Subscription Agreement occurs.

     (b) "Registration Statement" shall mean a registration statement for secondary sales of the Restricted Stock on Form S-3 or other comparable form.

     (c) "Restricted Stock" shall mean the Subscription Shares and all additional shares of Common Stock of the Company issued to Holder by virtue of its ownership of the Subscription Shares (by stock dividend, stock split or similar transaction).

     (d) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar or successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at any relevant time.

     (e) "SEC" shall mean the United States Securities and Exchange Commission.

     (f) "Trading Day" shall mean any day on which the New York Stock Exchange is open for trading.

         2.       Shelf Registration.

     (a) The Company shall prepare and file, not later than February 15, 1997, a Registration Statement with the SEC under and in compliance with the Securities Act covering all the Restricted Stock and use its best efforts to promptly have such Registration Statement declared effective for the purpose of facilitating the public resale of the Restricted Stock.

     (b) The Company's obligation in Subparagraph 2(a) above extends only to the use of the Company's best efforts to register such Restricted Stock pursuant to a Registration Statement. The Company shall indemnify and hold harmless the Holder, its members, its managers, and any underwriter or managing underwriter, if any, designated by the Holder in accordance with Paragraph 7 hereof. The Company shall cooperate with such underwriter, if any, pursuant to an underwriting agreement containing usual and customary terms, but shall not be obligated to obtain a commitment from an underwriter relative to the sale of such Restricted Stock, whether in a public offering or private placement transaction.

     (c) The Company shall notify Holder that the SEC has declared the Registration Statement effective, and the Restricted Stock subject thereto effectively registered and eligible for public sale, as soon as practicable, but in any event no later than two (2) days after receipt of confirmation thereof from the SEC.

     3. Registration Procedures. The Company will use its best efforts to:

     (a) prepare and file with the SEC a Registration Statement with respect to all the Restricted Stock and use its best efforts to cause such Registration
Statement to become and remain effective for the period of the distribution contemplated thereby or as required under the Securities Act;

     (b) prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the period specified in Subparagraph 3(a) above and as comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such Registration Statement in accordance with the sellers' intended method of disposition set forth in such Registration Statement for such period;

     (c) furnish to each seller and to each underwriter such number of copies of the Registration Statement and the prospectus included therein (including each preliminary prospectus), as such persons may reasonably request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such Registration Statement;

     (d) use its best efforts to register or qualify the Restricted Stock covered by such Registration Statement under the securities or blue sky laws of such jurisdictions as the sellers, or, in the case of an underwritten public offering, the managing underwriter shall reasonably request; provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

     (e) immediately notify each seller under such Registration Statement and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required or necessary to be stated therein in order to make the statements contained there in not misleading in light of the circumstances then existing;

     (f) make available for inspection by each seller, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement;

     (g) For purposes of Subparagraphs 3(a) and 3(b) above, the period of distribution of Restricted Stock shall be deemed to extend until (A) in an underwritten public offering, each underwriter has completed the distribution of all securities purchased by it; and (B) in any other registration, all shares of Restricted Stock covered thereby shall have been sold; and

     (h) if the Common Stock of the Company is listed on any securities exchange or automated quotation system, the Company shall use its best efforts to list (with the listing application being made at the time of the filing of such Registration Statement or as soon thereafter as is reasonably practicable) the Restricted Stock covered by such Registration Statement on such exchange or automated quotation system.

         4.       Expenses.

     (a) For the purposes of this Paragraph (4), the term "Registration Expenses" shall mean: all expenses incurred by the Company in complying with paragraph (2) of this Agreement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company (other than the expenses of any special audit as described below), fees of the National Association of Securities Dealers, Inc. ("NASD"), fees and expenses of listing shares of Restricted Stock on any securities exchange or automated quotation system on which the Company's shares are listed and fees of transfer agents and registrars. The term "Selling Expenses" shall mean: all underwriting discounts and selling commissions applicable to the sale of Restricted Stock, and all accountable or non- accountable expenses paid to any underwriter in respect of the sale of Restricted Stock.

     (b) The Company will pay all Registration Expenses in connection with the Registration Statement filed pursuant to paragraph (2) of this Agreement. All Selling Expenses in connection with any Registration Statement filed pursuant to paragraph (2) of this Agreement shall be borne by the participating sellers in such Registration Statement in proportion to the number of shares sold by each, or by such persons other than the Company (except to the extent the Company shall be a seller) as they may agree.

         5.       Obligations of Holder.

     (a) Holders shall notify the Company in writing at least three (3) Trading Days prior to the resale of shares of Restricted Stock during the first thirty
(30) days following the date of the prospectus pursuant to which such resales are to be effectuated and at least five (5) trading days prior to the resale of shares of Restricted Stock when such resales occur more than thirty (30) Trading Days after the date of the prospectus pursuant to which such resales are to be effectuated.

     (b) In connection with each registration hereunder, the Holder will furnish to the Company in writing such information with respect to the Holder and the securities held by the Holder, and the proposed distribution by it as shall be reasonably requested by the Company in order to assure compliance with federal and applicable state securities laws, as a condition precedent to including the Holder's Restricted Stock in the Registration Statement. The Holder also shall agree to promptly notify the Company of any changes in such information included in the Registration Statement or prospectus as a result of which there is an untrue statement of material fact or an omission to state any material fact required or necessary to be stated therein in order to make the statements contained there in not misleading in light of the circumstances then existing.

     (c) In connection with each registration pursuant to paragraph (2) of this Agreement, the Holder will not effect sales thereof until notified by the Company of the effectiveness of the Registration Statement, and thereafter will suspend such sales after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update a Registration Statement or prospectus. At the end of any period during which the Company is obligated to keep a Registration Statement current, the Holder shall discontinue sales of shares pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such Registration Statement which remain unsold, and the Holder shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

         6.       Sales Blackout Period.

     (a) At any time when a Registration Statement effected pursuant to Paragraph 2 relating to Restricted Stock is effective, upon written notice from the Company to the Holder that the Company has determined in good faith that sale of Restricted Stock pursuant to the registration statement would require disclosure of non-public material information not otherwise required to be disclosed under applicable law having material adverse effect on the Company (an "Information Blackout"), the Holder shall suspend sales of Restricted Stock pursuant to such Registration Statement until the earlier of:

     (i) thirty (30) days after the Company notifies Holder of such good faith determination, and

     (ii) such time as the Company notifies the Holder that such material information has been disclosed to the public or has ceased to be material or that sales pursuant to such Registration Statement may otherwise be resumed (the number of days from such suspension of sales by the Holders until the day when such sale may be resumed hereunder is hereinafter called a "Sales Blackout Period").

     (b) Notwithstanding anything to the contrary contained herein, (i) the Company shall not initiate two (2) consecutive Sales Blackout Periods based upon substantially the same set of facts and circumstances, and (ii) the total number of days in multiple Sales Blackout Periods shall not exceed sixty (60) days in any twelve-month period.

         7.       Indemnification; Contribution.

     (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless Holder, its members, managers and agents, and any broker-dealer or underwriter selling Restricted Stock pursuant to any Registration Statement from and against any and all losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees and reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or prospectus or related document, registration, notification or filing relating to the Restricted Stock or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of, or are based upon, any such untrue statement or omission (or allegation with respect thereto) based upon information furnished to the Company by Holder or on Holder's behalf expressly for use therein.

     (b) Conduct of Indemnification Proceedings. If any action or proceeding (including any governmental investigation) shall be brought or asserted against Holder which is indemnified pursuant to subparagraph 7(a), the Company (with counsel reasonably acceptable to Holder) shall assume the defense thereof, and shall assume the payment of all expenses. Holder shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of Holder unless the Company has agreed to pay such fees and expenses. Except as expressly provided above, in the event that the Company shall not assume the defense of any such action or proceeding within a reasonable period of time, Holder may take such action in connection therewith as it deems necessary or desirable, including retention of counsel, and the Company shall thereafter be liable to Holder pursuant to this Agreement for any legal or other expenses subsequently incurred by it in investigating, preparing for or defending against such action or proceeding. The Company shall not be liable for any settlement of any such action or proceeding effected without the Company's written consent (which consent shall not be unreasonably withheld), but, if settled with its written consent or if there be a final judgment for the plaintiff in any such action or proceeding, the Company agrees to indemnify and hold harmless Holder from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. The Company will not consent to any settlement, or the entry of judgment pursuant thereto, (i) which does not include as an unconditional term thereof the giving by the claimant or plaintiff to Holder of a written release from all liability in respect of such claim or litigation in form reasonably satisfactory to Holder, and (ii) which has not been consented to in writing by Holder, which consent shall not be unreasonably withheld.


     (c) Indemnification by Holder. Holder agrees to indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or
Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the same extent as the foregoing indemnity from the Company to Holder, but only with respect to (i) information furnished by Holder or on Holder's behalf expressly for use in any Registration Statement or prospectus relating to the Restricted Stock, or any amendment or supplement thereto, or any preliminary prospectus, and (ii) the actions or omissions of its broker- dealer(s). In case any action or proceeding shall be brought against the Company or its directors or officers, or any such controlling person, in respect to which indemnity may be sought against Holder, Holder shall have the rights and duties given to the Company, and the Company or its directors or officers, or such controlling person, shall have the rights and duties given to Holder, by the preceding subparagraph 7(b).

     (d) Contribution. If the indemnification provided for in subparagraph 7(a) is unavailable to the Company or Holder in respect of any losses, claims, damages, liabilities or judgments referred to herein, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or judgments as between the Company, on the one hand, and Holder, on the other, in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and Holder, on the other, in connection with the statements, actions or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and Holder, on the other, shall be determined by reference to among other things, (i) whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Company or by Holder, or (ii) whether the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading was the responsibility of the Company or Holder, and
(iii) the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
     The Company and Holder agree that it would not be just and equitable if contribution pursuant to this subparagraph 7(d) were determined by any method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action, suit, proceeding or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         8.       Miscellaneous Provisions.

     (a) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey.

     (b)   Counterparts.   This  Agreement  may  be  signed  in  any  number  of
counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     (c) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Company and the Holder.

     (d) Notices. All communications under this Agreement shall be sufficiently given if delivered by hand or by overnight courier, sent by electronic facsimile transmission with a copy by first class mail or mailed by registered or certified mail, postage prepaid, addressed,

                           (i)      if to the Company, to:

                                    Mr. Leon Kopyt
                                    Chief Executive Officer
                                    RCM Technologies, Inc.
                                    2500 McClellan Avenue, Suite 350
                                    Pennsauken, New Jersey  08109-4613
                                    Fax No.: (609) 486-0802
                                    with a copy to:

                                    Stephen M. Cohen, Esquire
                                    Clark, Ladner, Fortenbaugh & Young
                                    One Commerce Square
                                    2005 Market Street, 22nd Floor
                                    Philadelphia, PA  19103
                                    Fax No.: (215) 241-1857

                           (ii)     if to Holder, to:

                                    Limeport Investments, L.L.C.
                                    c/o Mr. Peter M. Kuhlmann
                                    Acquest International, L.P.
                                    1211 Avenue of the Americas
                                    New York, NY  10036
                                    Fax No.: (212) 719-1763

                                    with a copy to:

                                    Salomon R. Sassoon, Esquire
                                    Morrison Cohen Singer & Weinstein, LLP
                                    750 Lexington Avenue
                                    New York, NY  10022
                                    Fax No.: (212) 735-8708

or at such other address as any of the parties shall have furnished in writing to the other parties hereto.

     (e) Successors and Assigns; Holders as Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the parties and their respective successors and assigns, and the agreements of the Company herein shall inure to the benefit of all Holders and their respective successors and assigns.

     (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (g) Entire Agreement; Survival; Termination. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     (h) SEC Filings. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner. Upon the request of Holder, the Company will deliver to Holder a written statement as to whether it has complied with such informational requirements.

     (i) The Company's and Holder's Authority. The Company and Holder have full right and authority to enter into and to make the agreements made by them herein, and this Agreement has been duly authorized and delivered by the Company and Holder and is enforceable against the Company and Holder in accordance with its terms.


                                  RCM TECHNOLOGIES, INC.



                                  By:_/s/ Leon Kopyt

                                  Name:Leon Kopyt
                                  Title:


                                  LIMEPORT INVESTMENTS, L.L.C.



                                  By:/s/Peter Kuhlmann

                                  Peter M. Kuhlmann, Manager